                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549

                                ______________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   February 4, 2002
                                                   ----------------

                          NEW CENTURY COMPANIES, INC.
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              (Exact name of Registrant as Specified in Charter)


            Delaware                             0-7722                             06-1034587
----------------------------------------------------------------------------------------------------
  (State of Other Jurisdiction                 (Commission                         (IRS Employer
        of Incorporation)                      File Number)                      Identification No.)

            9835 Santa Fe Springs Road, Santa Fe Springs, CA 90670
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                   (Address of Principal Executive Offices)


Registrant's telephone number, including area code    (562)906-8455
                                                    ----------------------------


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         (Former name or Former Address, if Changed Since Last Report)

ITEM 8.  CHANGE IN REGISTRANT'S FISCAL YEAR

       On February 4, 2002, the Registrant's Board of Directors determined to change the fiscal year of the Registrant from March 31 to December 31. The change was to make the Registrant's fiscal year consistent with the historical fiscal year of New Century Remanufacturing Inc., the operating company acquired by Registrant pursuant to an Agreement and Plan of Merger dated as of May 25, 2001. No transition report will be filed as the Registrant filed the required financial statements through December 31, 2000 on Registrant's Form 8-KA filed on August 24, 2001 and Registrant has filed quarterly reports through the quarter ended September 30, 2001. Accordingly, Registrant will file an Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEW CENTURY COMPANIES, INC.
Date  February 11, 2002
      ------------------------            By /s/ David Duquette
                                             --------------------------------
                                          Name: David Duquette
                                          Title:  President